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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 14, 2003

                               -------------------

                      FISHER SCIENTIFIC INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


                 1-10920                                 02-0451017
         (Commission File No.)                 (IRS Employer Identification No.)


  ONE LIBERTY LANE, HAMPTON, NEW HAMPSHIRE                03842
 (Address of principal executive offices)               (Zip Code)


                                 (603) 926-5911
              (Registrant's telephone number, including area code)


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ITEM 9. REGULATION FD DISCLOSURE.

Attached hereto as Exhibit 99.1 is the registrant's press release dated August 14, 2003 announcing the extension of the acceptance period for the cash offer in Sweden to purchase all the outstanding shares and certain warrants of Perbio Science AB to August 25, 2003.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      FISHER SCIENTIFIC INTERNATIONAL INC.

DATE  August 14, 2003                 BY: /s/ Todd M. Duchene
                                         --------------------------------------
                                         NAME:  Todd M. DuChene
                                         TITLE: Vice President
                                                - General Counsel and Secretary


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                                  EXHIBIT INDEX

EXHIBIT NUMBER                            DESCRIPTION
--------------                            -----------

Exhibit 99.1 Fisher Scientific International Inc.'s press release dated August 14, 2003 announcing the extension of the acceptance period for the cash offer in Sweden to purchase all the outstanding shares and certain warrants of Perbio Science AB to August 25, 2003.